UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2017

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12400 (Commission File Number)	94-3136539 (I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting of Stockholders of Incyte Corporation (the “Company”):

1.                                      The following Directors were elected:

	For	Withheld	Broker Non- Votes
Julian C. Baker	170,291,792	3,492,653	12,390,808
Jean-Jacques Bienaimé	162,495,137	11,289,308	12,390,808
Paul A. Brooke	170,574,124	3,210,321	12,390,808
Paul J. Clancy	172,127,317	1,657,128	12,390,808
Wendy L. Dixon	167,451,838	6,332,607	12,390,808
Paul A. Friedman	159,543,671	14,240,774	12,390,808
Hervé Hoppenot	170,047,703	3,736,742	12,390,808

2.                                      The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
169,371,921	4,273,231	139,293	12,390,808

3.             The stockholders recommended, on a non-binding advisory basis, that future non-binding advisory stockholder votes on the compensation of the Company’s named executive officers should occur every year.

Every Year	Every 2 Years	Every 3 Years	Abstain
159,897,364	373,397	13,360,793	152,891

Based on these results and in line with the Company’s Board of Directors recommendation, the Company will hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year, until the next non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.  An advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

4.             The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year was ratified.

For	Against	Abstain
184,030,855	2,020,507	123,891

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 30, 2017

INCYTE CORPORATION

By:	/s/ Eric H. Siegel
Eric H. Siegel
Executive Vice President and
General Counsel